UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549-1004
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 11, 2012
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GENERAL MOTORS COMPANY
(Exact Name of Registrant as Specified in its Charter)
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DELAWARE (State or other jurisdiction of incorporation)	001-34960 (Commission File Number)	27-0756180 (I.R.S. Employer Identification No.)
300 Renaissance Center, Detroit, Michigan (Address of Principal Executive Offices)	48265-3000 (Zip Code)

(313) 556-5000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 5.03 Amendments to Articles of Incorporation or Bylaws, Change in Fiscal Year
ITEM 9.01 Financial Statements and Exhibits
Signature
Index to Exhibits

Amended and Restated Bylaws of General Motors Company, as of December 11, 2012

ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 11, 2012 the Board of Directors (Board) of General Motors Company (Company) amended the Company's bylaws effective immediately to do the following:

•	Change the name of the Board's former finance and risk committee to the finance committee in the index and in Sections 3.1, 3.4, and 6.5;

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Remove the provision that the annual meeting of stockholders will be held on the first Tuesday in June so that it will be held on such date as the chairman of the board or the board of directors designates (Section 1.1);

•	Clarify that written notice of stockholder meetings includes notification by electronic means as permitted by the rules of the Securities and Exchange Commission (Section 1.3);

•	Prohibit the Company from including information about any Proposed Nominee in its proxy materials except to the extent required by applicable law (Section 1.11)

•	Remove from the description of the finance committee responsibility for assisting the board of directors in its oversight of the Company's risk management strategies and policies (Section 3.4);

•	Add senior vice president to the list of officer titles and remove group vice president (Section 4.1);

•	Remove the provision that subordinate officers may be appointed or suspended or removed by a committee of the board (Section 4.13);

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Eliminate the requirement to supplement any notice given by facsimile, electronic mail or other electronic transmission with a paper copy of such notice delivered by overnight mail or courier service (Section 6.3); and

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Add to the provision permitting stockholders to adopt, amend or repeal bylaws a reference to Article SIXTH of the Company's Restated Certificate of Incorporation, which requires approval by a majority of the outstanding voting stock for adoption, amendment or repeal of bylaws by stockholders (Section 6.8).

The description above of the amendments to the Company's bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the bylaws as amended, set forth in Exhibit 3.1 to this Form 8-K and incorporated in this Item by reference.

ITEM 9.01    Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description	Method of Filing
3.1	Amended and Restated Bylaws of General Motors Company, as of December 11, 2012	Attached as Exhibit

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOTORS COMPANY (Registrant)
/s/ NICK S. CYPRUS
Date: December 17, 2012	By:	Nick S. Cyprus Vice President, Controller and Chief Accounting Officer